UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 20, 2020

HOST HOTELS & RESORTS, INC.
HOST HOTELS & RESORTS, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4747 Bethesda Avenue, Suite 1300
Bethesda, Maryland 20814
(Address of principal executive offices) (Zip Code)
(240) 744-1000
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Host Hotels & Resorts, Inc.	Common Stock, $0.01 par value	HST	New York Stock Exchange
Host Hotels & Resorts, L.P.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
The information required by this item is included in Item 2.03 below and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On August 20, 2020, Host Hotels & Resorts, L.P. (“Host L.P.”), for whom Host Hotels & Resorts, Inc. acts as sole general partner, completed its underwritten public offering of $600 million aggregate principal amount of its 3.500% Series I Senior Notes due 2030 (the “Series I senior notes”). The interest rate payable on the Series I senior notes will be subject to adjustment based on certain rating events.
The offering of the Series I senior notes was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on April 12, 2018, as amended (Registration
No. 333-224247)
(the “Registration Statement”), a base prospectus, dated April 26, 2018, included as part of the Registration Statement, and a prospectus supplement, dated August 11, 2020, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form
8-K
an opinion of our counsel, Latham & Watkins LLP, regarding the validity of the securities being registered.
The Series I senior notes were issued pursuant to the sixth supplemental indenture, dated August 20, 2020 (the “Supplemental Indenture”), between Host L.P. and The Bank of New York Mellon, as trustee (the “Trustee”), which supplements the indenture, dated May 15, 2015 (as supplemented to date, the “Indenture”), between Host L.P. and the Trustee. The Series I senior notes pay interest semi-annually in arrears.
Optional Redemption Provisions
At any time, upon not less than 15 nor more than 60 days’ notice, the Series I senior notes will be redeemable at Host L.P.’s option, in whole or in part, at a price equal to 100% of their principal amount, plus a make-whole premium as set forth in the Indenture, plus accrued and unpaid interest to, but excluding, the applicable redemption date.
Host L.P. may also redeem the Series I senior notes within the period beginning 90 days prior to the September 15, 2030 maturity date, in whole or in part, upon not less than 15 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Series I senior notes to be redeemed, plus accrued and unpaid interest to, but excluding, the applicable redemption date.
Restrictive Covenants
Under the terms of the Indenture, Host L.P.’s ability to incur indebtedness is subject to restrictions and the satisfaction of various conditions, including the achievement of an
EBITDA-to-interest
coverage ratio of at least 1.5x by Host L.P. This ratio is calculated in accordance with the Indenture and excludes from interest expense items such as call premiums and deferred financing charges that are included in interest expense on Host L.P.’s consolidated statement of operations. In addition, the calculation is based on Host L.P.’s pro forma results for the four prior fiscal quarters giving effect to certain transactions, such as acquisitions, dispositions and financings, as if they occurred at the beginning of the period. Other covenants limiting Host L.P.’s ability to incur indebtedness include maintaining total indebtedness of less than 65% of adjusted total assets (using undepreciated real estate values) and maintaining secured indebtedness of less than 40% of adjusted total assets. In addition, Host L.P. will at all times be required to maintain total unencumbered assets of at least 150% of the aggregate principal amount of outstanding unsecured indebtedness of Host L.P. and its subsidiaries. So long as Host L.P. maintains the required level of interest coverage and satisfies these and other conditions in the Indenture, it may incur additional debt under the Indenture.
Use of Proceeds
Host L.P. intends to fully allocate an amount equal to the net proceeds from the sale of the Notes on the issue date to one or more eligible green projects, including the previous acquisitions of the W Hollywood Hotel in California and the 1 Hotel South Beach in Miami Beach, Florida, each of which has received LEED Silver certification.

Following the allocation referenced above, Host L.P. intends to use the net proceeds from the sale of the Series I senior notes to purchase for cash any and all of Host L.P.’s outstanding $450 million principal amount of 4.750% Series C senior notes (the “Series C senior notes”) that were tendered in the tender offer launched on August 11, 2020 (the “Tender Offer”) and that settled on August 20, 2020. Proceeds from the Offering not used to pay for the notes that are tendered in the Tender Offer will be used for general corporate purposes, which may include repurchases of debt.
The foregoing description of the Supplemental Indenture does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01.	Other Events.
On August 18, 2020, Host L.P. announced the results of its previously announced Tender Offer for any and all of its Series C senior notes. The Tender Offer expired at 5:00 p.m., New York City time, on Monday, August 17, 2020 (the “Expiration Time”). As of the Expiration Time, $363,682,000, or approximately 81%, of the $450,000,000 aggregate principal amount of the Series C senior notes outstanding prior to the Tender Offer had been validly tendered and not withdrawn in the Tender Offer. This excludes $3,000 aggregate principal amount of Notes that were tendered subject to guaranteed delivery procedures. Host L.P. accepted for purchase all of the Series C senior notes validly tendered and delivered (and not validly withdrawn) in the Tender Offer at or prior to the Expiration Time. Payment for the Series C senior notes purchased pursuant to the Tender Offer was made on August 20, 2020 (the “Settlement Date”).
The consideration paid under the Tender Offer was $1,070 per $1,000 principal amount of the Series C senior notes, plus accrued and unpaid interest to, but not including, the Settlement Date. The total Tender Offer consideration of $397,252,620.38, including accrued and unpaid interest, was funded from a portion of the net proceeds from the offering of the Series I senior notes.
The Tender Offer was made pursuant to Host L.P.’s Offer to Purchase dated August 11, 2020 and the related Notice of Guaranteed Delivery. J.P. Morgan Securities LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC acted as dealer managers for the Tender Offer. This Current Report on Form
8-K
is neither an offer to purchase nor a solicitation to buy any of the Series C senior notes nor is it a solicitation for acceptance of the Tender Offer.
The press release announcing the expiration of the Tender Offer is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by this reference.
Forward-Looking Statements
In this Current Report on Form
8-K,
we make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “expect,” “may,” “intend,” “predict,” “project,” “plan,” “will,” “estimate” and other similar terms and phrases. Forward-looking statements are based on management’s current expectations and assumptions and are not guarantees of future performance. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks and uncertainties include the potential impact of
COVID-19,
our ability to apply the proceeds of the Series I senior notes as currently intended, our ability to use or allocate the net proceeds of the Series I senior notes to eligible green projects that will satisfy, or continue to satisfy, investor criteria and expectations regarding environmental impact and sustainability performance and other risks and uncertainties associated with our business described in our Annual Report on Form 10–K for the year ended December 31, 2019, our Quarterly Reports on Form
10-Q
for the quarters ended March 31, 2020 and June 30, 2020 and in other filings with the Securities and Exchange Commission. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviations will not be material. Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release updates to any forward-looking statement contained in this report to conform the statement to actual results or changes in our expectations.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

4.1	Sixth Supplemental Indenture, dated August 20, 2020, between Host Hotels & Resorts, L.P. and The Bank of New York Mellon, as trustee, to the Indenture dated May 15, 2015.

4.2	Form of Series I senior notes (included in Exhibit 4.1).

5.1	Opinion of Latham & Watkins LLP regarding the validity of the Series I senior notes.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

99.1	Press release announcing the expiration of the Tender Offer, dated August 18, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: August 21, 2020	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President, Principal Financial Officer and Corporate Controller

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

	By:	HOST HOTELS & RESORTS, INC. its General Partner

Date: August 21, 2020	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President, Principal Financial Officer and Corporate Controller